SCUDDER
                                                                     INVESTMENTS












                             Class S Shares



    Prospectus
--------------------------------------------------------------------------------
                             |
                             | Scudder Japanese Equity Fund
                             |
                             | July 15, 2002, as revised September 15, 2002, as | further revised October 1, 2002










      Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
   Overview of Scudder Japanese           A Detailed Look at Scudder
   Equity Fund -- Class S Shares          Japanese Equity Fund --
                                          Class S Shares
     4  Overview of the Fund

     4  Goal                                10  Objective

     4  Core Strategy                       10  Strategy

     4  Investment Policies and             10  Principal Investments
        Strategies
                                            10  Investment Process
     4  Principal Risks of Investing in
        the Fund                            11  Other Investments

     6  Who Should Consider Investing       12  Risks
        in the Fund
                                            15  Organizational Structure
     7  Fees and Expenses of the Fund
                                            15  Management of the Fund
     8  Total Returns, After Fees
        and Expenses                        19  How to Buy, Sell and Exchange
                                                Class S Shares

                                            21  Policies You Should Know About

                                            26  Dividends and Distributions

                                            26  Tax Considerations

                                            28  Financial Highlights

  How the Fund Works

  On the next few pages, you'll find information about this Fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in the Fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

  Class S shares are generally not available to new investors. You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                                    |  Class S
                                                       fund number  |  369

  Scudder Japanese Equity Fund
--------------------------------------------------------------------------------

Overview of the Fund

Goal: The Fund seeks high capital appreciation.

Core Strategy: The Fund seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan).

Investment Policies and Strategies: The Fund invests all of its assets in the Japanese Equity Portfolio of Deutsche Investors Portfolios Trust (the "Portfolio"), a separate mutual fund with identical investment objectives and policies, through a master feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and the Portfolio.

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Stock prices could decline generally.

o The individual stocks chosen by the Fund's Advisors could decline in value.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

o As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

o Small companies may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

o Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

o Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

o Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

o The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors.

Who Should Consider Investing in the Fund

You should consider investing in the Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fees and Expenses of the Fund

The Annual Fees and Expenses table describes the fees and expenses that you may pay if you buy and hold Class S shares.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less
than six months (% of amount redeemed)                         2.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses^1
(expenses paid from Fund assets)
Management Fees                                                0.85%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                        None
--------------------------------------------------------------------------------
Other Expenses                                                 6.56%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (before fee
waivers and expense reimbursements)                            7.41%
--------------------------------------------------------------------------------
Total Fee Waivers and Reimbursements of Fund
Expenses                                                      -6.26%
--------------------------------------------------------------------------------
Total Net Annual Fund Operating Expenses (after                1.15%
fee waivers and expense reimbursements)^2
--------------------------------------------------------------------------------

^1 Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled "Organizational Structure.")

^2 The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2003 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total net annual fund operating expenses (after fee waivers and expense reimbursements)."

Based on the costs above, this example helps you compare this Fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and the fee waiver and/or expense reimbursement apply during the first year only. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class S shares              $117         $1,619         $3,050         $6,336
--------------------------------------------------------------------------------

Total Returns, After Fees and Expenses

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Because Class S is a new class with no performance history, the bar chart and table below show actual historical performance of the Fund's Class A shares. It is expected that the performance of the Class S shares will be substantially similar to the performance of the Class A shares, except to the extent that the classes have different fees and expenses, because the shares are invested in the same portfolio of securities. Class A shares are offered under a separate prospectus, which is available upon request.

The bar chart shows how performance for Class A has varied from year to year. The bar chart does not reflect sales loads; if it did, total returns would be lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class S. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Japanese Equity Fund -- Class A Shares

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1998          4.70
1999        169.29
2000        -34.50
2001        -24.60


2002 Total Return as of June 30: 6.46%

For the periods included in the bar chart:
Best Quarter: 33.98%, Q4 1999             Worst Quarter: -21.35%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                              1 Year          Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                        -28.74                 2.74
--------------------------------------------------------------------------------
  Return after Taxes on Distributions        -31.92                -2.63
--------------------------------------------------------------------------------
  Return after Taxes on Distributions
  and Sale of Fund Shares                    -17.30                 1.10
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for
fees, expenses or taxes)                     -29.40                -6.33
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for          -29.66                -6.99
fees, expenses or taxes)**
--------------------------------------------------------------------------------

* Inception date for Class A was October 20, 1997.

** Index comparison begins on October 31, 1997.

Index 1: The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange. The Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

Index 2: The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The TOPIX replaces the MSCI Japan Index as the Fund's primary benchmark, as the TOPIX is believed to be more reflective of the investment strategy pursued by the Fund's new Sub-Advisor.

A Detailed Look at Scudder Japanese Equity Fund -- Class S Shares


Objective

The Fund seeks high capital appreciation through its investment in the Portfolio. The Fund, through the Japanese Equity Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan).

The Advisors are responsible for managing the Portfolio's investments. (See the section entitled "Management of the Fund.") There can be no guarantee that the Fund will achieve its goals.

Strategy

The Fund may invest in stocks of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

Principal Investments

The Portfolio invests primarily in common stocks.

Investment Process

In choosing stocks, the Advisors use a combination of the following three analytical disciplines, relying most heavily on the first two disciplines:

Bottom-up research. The Advisors look for individual companies with effective management, strong competitive positioning, active research and development and sound balance sheets. The Advisors also evaluate fundamentals such as price-to-earnings ratios.

Growth orientation. The Advisors prefer companies whose revenue or earning seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

Top-down analysis. The Advisors consider the economic outlooks for various sectors and industries.

The Advisors may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The Fund will normally sell a security when it reaches a target price, its fundamentals have changed, the Advisors believe other investments offer better opportunities or when adjusting its emphasis on a given industry.

Other Investments

The Fund may also invest in other types of equities, such as convertible securities, depositary receipts and preferred stocks. The Fund may also invest in debt securities rated in the top four credit quality categories such as those issued by the Japanese government or Japanese companies if the Advisors believe they offer greater potential for capital growth. Although the Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the Advisors don't intend to use them as principal investments and may not use them at all.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

o Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Smaller-Sized Company Risk. To the extent that the Fund invests in smaller-sized companies, it will be more susceptible to share price fluctuations -- down as well as up -- than the stocks of larger companies. Small companies may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Organizational Structure

The Fund is a "feeder fund" that invests substantially all of its assets in the Japanese Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Management of the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor to the Portfolio. Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ("DFM"), was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Scudder Investments family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.

Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor, Deutsche Asset Management (Japan) Limited, Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173 ("DeAMJ"). Prior to September 5, 2002, DWS International Portfolio Management GmbH ("DWS International"), an affiliate of the Advisor and the Sub-Advisor, was the Fund's Sub-Advisor. The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than 1.35% of average annual net assets of the Class S shares through December 31, 2003.

ICCC and DeAMJ are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

The following people are responsible for the management of the Fund. Mr. Kashiwazaki is the Fund's Portfolio Manager. Mr. Lenihan and Mr. Griffen act as consultants, and are principally responsible for developing and recommending a model portfolio that is implemented by Mr. Kashiwazaki. Mr. Kashiwazaki is responsible for the day-to-day management of the Fund.


  Kuniyuki Kashiwazaki                     Timothy Griffen
  Vice President of Deutsche Asset         Director of Deutsche Asset
  Management and Portfolio Manager of      Management and Consultant to the
  the Fund.                                Portfolio Manager of the Fund.
  o   Joined Deutsche Asset Management     o    Joined Deutsche Asset Management
      in 2001.                                  in 1997.
  o   Over 12 years combined investment    o    Over 11 years of investment
      experience in equities and bonds.         industry experience.
  o   Previously served as a               o    Previously served as a portfolio
      Pan-European equity fund manager          manager responsible for
      and later a US equity fund manager        investing in Japan and Pacific
      for Aozora Asset Management               Basin for Draycott Partners for
      (formerly known as NCB Investment         the six years prior to joining
      Management) for the four years            Deutsche Asset Management.
      prior to joining Deutsche Asset      o    MBA, University of South
      Management.                               Carolina.
  o   MBA, Stanford University,
      Chartered Financial Analyst.

  Sean Lenihan
  Director of Deutsche Asset Management
  and Consultant to the Portfolio
  Manager of the Fund.
  o    Joined Deutsche Asset Management
      in 2001.
  o   Over 10 years of investment
      experience in Japanese equities.
  o    Previously served as a Japanese
      large cap equity analyst and later
      a Japanese small-medium cap fund
      manager/analyst for Schroder
      Investment Management (Japan) Ltd.
      for the seven years prior to
      joining Deutsche Asset Management.


Administrator

ICCC provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

  How to Invest in the Fund

  The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

  These instructions are for buying and selling Class S shares.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

----------------------------------------------------------------------------------
First investment                         Additional investments
----------------------------------------------------------------------------------
$2,500 or more for regular accounts      $50 minimum for regular accounts and
                                         IRA accounts
$1,000 or more for IRAs
                                         $50 minimum with an Automatic
                                         Investment Plan, payroll deduction or
                                         direct deposit
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application       Send an investment slip or short note
                                         that includes:
o Send it to us at the appropriate
  address, along with an investment      o  fund and class name
  check
                                         o  account number

                                         o  check payable to "The Scudder Funds"
----------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
                                            (minimum $50)
----------------------------------------------------------------------------------
By phone

Not applicable                           o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your        o  To set up regular investments from a
  application and include a voided          bank checking account, call
  check                                     1-800-SCUDDER (minimum $50)
----------------------------------------------------------------------------------
Using QuickBuy

Not applicable                           o  Call 1-800-SCUDDER

                                         o  or, to use QuickBuy on SAIL(TM), call
                                            1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
----------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at            o  Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new       o  Register at myScudder.com
  account application
                                         o  Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
----------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664,
Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund             Selling shares
----------------------------------------------------------------------------------
$2,500 or more to open a new account     Some transactions, including most for
($1,000 or more for IRAs)                over $100,000, can only be ordered in
                                         writing; if you're in doubt, see page
$50 or more for exchanges between        23
existing accounts
----------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the     o  Call 1-800-343-2890 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:        Your instructions should include:

o the fund, class, and account number    o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your        o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With an automatic withdrawal plan

Not applicable                           o  To set up regular cash payments from
                                            a Scudder account, call 1-800-SCUDDER
----------------------------------------------------------------------------------
Using QuickSell

Not applicable                           o  Call 1-800-SCUDDER
----------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com              o  Register at myScudder.com

o Follow the instructions for making     o  Follow the instructions for making
  on-line exchanges                         on-line redemptions
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the sections on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the Fund's Class S shares. The Fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.

Policies about transactions

The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling
1-800-SCUDDER.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares. Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to myScudder.com.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

Exchange is a shareholder privilege, not a right. We may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the fund calculates share price

The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the Fund uses the following equation:

 TOTAL ASSETS - TOTAL LIABILITIES
------------------------------------  = NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell Class S shares of the Fund is also the class' NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won't be charged this fee if you purchase your Class S shares by exchange from Class S shares of The Japan Fund, Inc., if you are investing in an employer-sponsored retirement plan that is set up directly with Scudder Investments or on shares purchased for accounts opened pursuant to "black box wrap fee programs" that have been preapproved by the Fund's distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Fund's Board. In such a case, the Fund's value for a security is likely to be different from quoted market prices.

Because the Fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell Fund shares. This is because some foreign markets are open on days or at times when the Fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $2,500 and $250 for retirement accounts; charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Dividends and Distributions

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify Scudder Service Corporation or your investment provider at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

Tax Considerations

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, nontaxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

Transaction                         Tax Status
---------------------------------------------------------------------
Income dividends                    Ordinary income
---------------------------------------------------------------------
Short-term capital gains            Ordinary income
distributions*
---------------------------------------------------------------------
Long-term capital gains             Long-term capital gains
distributions*
---------------------------------------------------------------------

* Whether a capital gains distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

Transaction                         Tax Status
---------------------------------------------------------------------
Your sales of shares owned for      Generally, long-term capital
more than one year                  gains or losses
---------------------------------------------------------------------
Your sales of shares owned for one  Generally, short-term capital
year or less                        gains or losses subject to
                                    special rules
---------------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

Financial Highlights

Class A Share performance is presented because Class S Shares are a newly offered class with no performance history. Class A Shares will have different performance. The tables below help you understand the financial performance of the Class A Shares of the Fund for the past three fiscal years, for the six months ended February 28, 2002 and since the commencement of operations for Class A Shares. Certain information selected reflects results for a single Class A Share of the Fund. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Class A Share of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's annual and semi-annual report. The annual and semi-annual reports are available free of charge by calling the Scudder Service Corporation.

Japanese Equity Fund -- Class A Shares

--------------------------------------------------------------------------------
                                                                     For the
                                                                     Period
                                                                    October 20,
                                                                  1997^1 through
                                 For the Years Ended August 31,     August 31,
                                 2001        2000         1999         1998
--------------------------------------------------------------------------------

Per Share Operating Performance:
--------------------------------------------------------------------------------
Net Asset Value, Beginning     $19.85      $20.12       $9.85       $12.50
of Period
--------------------------------------------------------------------------------
Income from Investment
Operations
--------------------------------------------------------------------------------
  Net investment (expenses in  (0.12)^2    (0.28)      0.00^3       (0.07)
  excess of) income
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currencies       (6.12)        5.82       10.27       (2.58)
--------------------------------------------------------------------------------
Total from investment
operations                     (6.24)        5.54       10.27       (2.65)
--------------------------------------------------------------------------------
Distributions to Shareholders
--------------------------------------------------------------------------------
  Net realized gains           (4.14)      (5.81)          --           --
--------------------------------------------------------------------------------
Total distributions            (4.14)      (5.81)          --           --
--------------------------------------------------------------------------------
Net Asset Value, End            $9.47      $19.85      $20.12        $9.85
of Period
--------------------------------------------------------------------------------
Total Investment Return^4      (37.79)%    25.57%      104.26%      (21.20)%
--------------------------------------------------------------------------------

Supplemental Data and Ratios:
--------------------------------------------------------------------------------
  Net assets, end of period    $1,207      $3,262      $11,010         $14
  (000s omitted)
--------------------------------------------------------------------------------
  Ratios to average net
  assets:
    Expenses in excess of
    income                     (0.88)%     (1.23)%     (1.29)%      (1.00)%^5
--------------------------------------------------------------------------------
    Expenses after waivers      1.60%       1.60%       1.60%       1.60%^5
    and/or reimbursements,
    including expenses of the
    Japanese Equity Portfolio
--------------------------------------------------------------------------------
    Expenses before waivers     7.66%       4.32%       5.88%       454.24%^5
    and/or reimbursements,
    including expenses of the
    Japanese Equity Portfolio
--------------------------------------------------------------------------------

^1 Commencement of operations.

^2 Calculated using the average shares method.

^3 Amount rounds to less than $0.01.

^4 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

^5 Annualized.

Japanese Equity Fund -- Class A Shares

--------------------------------------------------------------------------------
                             For the                                  For the
                           Six Months                                Period Oct.
                              Ended                                  20, 1997^2
                            February                                   through
                               28,    For the Years Ended August 31,  August 31,
                             2002^1     2001      2000       1999       1998
--------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------
Net Asset Value,            $9.47     $19.85    $20.12     $9.85     $12.50
Beginning of Period
--------------------------------------------------------------------------------
Income from Investment
Operations
--------------------------------------------------------------------------------
  Net investment (expenses (0.02)^3   (0.12)^3  (0.28)    0.00^4     (0.07)
  in excess of) income
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investments and
  foreign currencies       (0.55)     (6.12)      5.82     10.27     (2.58)
--------------------------------------------------------------------------------
Total from investment
operations                 (0.57)     (6.24)      5.54     10.27     (2.65)
--------------------------------------------------------------------------------
Distributions to Shareholders
--------------------------------------------------------------------------------
  Net investment income    (1.03)         --        --        --         --
--------------------------------------------------------------------------------
  Net realized gains           --     (4.14)    (5.81)        --         --
--------------------------------------------------------------------------------
Total distributions        (1.03)     (4.14)    (5.81)        --         --
--------------------------------------------------------------------------------
Net Asset Value, End        $7.87      $9.47    $19.85    $20.12      $9.85
of Period
--------------------------------------------------------------------------------
Total Investment Return^5  (5.96)%    (37.79)%  25.57%    104.26%    (21.20)%
--------------------------------------------------------------------------------
Supplemental Data and Ratios:
--------------------------------------------------------------------------------
Net assets, end of period    $602     $1,207    $3,262    $11,010       $14
(000s omitted)
--------------------------------------------------------------------------------
Ratios to average net
assets:
  Expenses in excess of
  income                   (0.48)%^6  (0.88)%   (1.23)%   (1.29)%    (1.00)%^6
--------------------------------------------------------------------------------
  Expenses after waivers   1.60%^6     1.60%     1.60%     1.60%     1.60%^6
  and/or reimbursements,
  including expenses of
  the Japanese Equity
  Portfolio
--------------------------------------------------------------------------------
  Expenses before waivers  11.00%^6    7.66%     4.32%     5.88%     454.24%^6
  and/or reimbursements,
  including expenses of
  the Japanese Equity
  Portfolio
--------------------------------------------------------------------------------

^1 Unaudited.

^2 Commencement of operations.

^3 Calculated using the average shares method.

^4 Amount rounds to less than $0.01.

^5 Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

^6 Annualized.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call 1-800-SCUDDER, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments                            SEC
--------------------------------------------------------------------------------
PO Box 219669                                  Public Reference Section
Kansas City, MO 64121-9669                     Washington, D.C. 20549-0102
myScudder.com                                  www.sec.gov
1-800-SCUDDER                                  1-202-942-8090






Distributor
Scudder Distributors, Inc.
Two International Place
Boston, MA 02110-4103

SCUDDER
INVESTMENTS



                                        Japanese Equity Fund -- Class S Shares
A Member of                             CUSIP# 251555611
Deutsche Asset Management [LOGO]        811-08227